EXHIBIT 4.10    [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN  OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS  PRIVATE OR CONFIDENTIAL.          Amendment #1 to the Amended and Restated Exhibit 3 to the Long Term Addendum, with Commencement Date of July 1, 2017 Product Purchase and Supply Commitment – 2021 & 2022   This Amendment #1 to the Amended and Restated Exhibit 3 to the Long Term Addendum dated September 11, 2017 (the “LTA Addendum”), the Product Purchase and Supply Commitment – 2021 & 2022 (the “Restated FD LTA Exhibit 3 – Amendment #1”) is entered into and effective as of October 1st, 2022 (the “Restated FD LTA Exhibit 3 – Amendment #1 Effective Date”) by and between GLOBALFOUNDRIES U.S. Inc., a corporation organized under the laws of the State of Delaware, with its principal place of business 400 Stonebreak Road Ext., Malta, NY 12020, USA (“GF”) and SOITEC S.A. (“Supplier”), a Societe Anonyme organized under the laws of France with its principal office at Parc Technologique des Fontaines, Chemin des Franques 38190 Bernin (France). Both GF and Supplier are referenced herein as Party or Parties, as the case might be.     [***] WHEREAS, [ * * * ] the Parties wish to enter into this Restated FD LTA Exhibit 3 – Amendment #1, as more specifically set forth below.   NOW, THEREFORE, in consideration of the mutual covenants, rights and obligations set forth herein of which each Party hereby acknowledges; and intend to be further legally bound and agree as follows:   1. Introduction and Purpose   (a) All capitalized terms in this Restated FD LTA Exhibit 3 Amendment #1 shall have the same meaning as set forth in the Agreement and the LTA Addendum, unless otherwise defined in this Restated FD LTA Exhibit 3 - Amendment #1.   (b) Where the context so admits or requires, references to the plural in any defined term herein shall include the singular and vice versa.   (c) The purpose of this Restated FD LTA Exhibit 3 – Amendment #1 is to set forth the amended terms and conditions upon which the Parties will purchase and supply the Product [***].   2. Amendment to the Restated FD LTA Exhibit 3.   (a) The Restated FD LTA Exhibit 3 is amended such that the following provision is amended such that [***] shall be deleted and replaced with the following provision [***]:   “b. In calendar year 2022, [***] units of Product, in the aggregate (the “2022 Product Volume”, and collectively, the 2021 Product Volume and the 2022 Product Volume referred to as the “2021-2022 Product Volume”), to the applicable GF Parties’ [***]: (x) with [***] units of the 2022 Product Volume delivered to [***] during [***] calendar year 2022, (y) [***] units of the 2022 Product Volume delivered [***] during [***]calendar year 2022, and (z) [***] units of the 2022 Product Volume delivered [***] during [***]calendar year 2022.     (b) The Restated FD LTA Exhibit 3 is amended such that the following provision is added [***].:   “vi. [***]GF wishes to order additional volumes of Product, [***], and Supplier has agreed that Supplier and Supplier Singapore will supply such [***] [***] wafers of Product (the “[***] Product Volumes”) by the end of December 2022. [***].”   (c) The Restated FD LTA Exhibit 3 is amended such that the following provision is added as Section

Exhibit 4.10      2(b)vii.   “vii [***]   a. Due to changes in current delivery requirements from the Restated FD LTA Exhibit 3 , a portion of the 2022 Product Volume (specifically [***] of the 2022 Product Volume) and the [***]Product Volume [***] [***] [***] will be delivered to applicable GF Party’s [***]); and GF shall pay Supplier [***] (the [***]Fee”) [***]   b. The [***] Fee will be paid by GF on or before [***].   c. [***].   d. [***].   e. For the avoidance of doubt, in all other respects, not specifically set forth herein, the [***]Volumes shall be subject to the same requirements and provisions as the 2021-2022 Product Volume, as more fully described in the Restated FD Exhibit 3.”   3. Affirmation of the Restated FD LTA Exhibit 3. This Restated FD LTA Exhibit 3 - Amendment #1 constitutes the entire agreement between the Parties concerning the subject matter hereof. In the event of any conflict, ambiguity, or inconsistency between the provisions of this Restated FD LTA Exhibit 3 – Amendment #1 and the Restated FD LTA Exhibit 3, the provisions of this Restated FD LTA Exhibit 3 - Amendment #1 shall prevail. The remainder of the Restated FD LTA Exhibit 3 shall remain in full force and effect.       [the balance of the page intentionally left blank]

Exhibit 4.10              IN WITNESS WHEREOF, the Parties hereto have executed this Restated FD LTA Exhibit 3 – Amendment #1, effective as of the Restated FD LTA Exhibit 3 – Amendment #1 Effective Date (defined above) .   GLOBALFOUNDRIES US Inc.   “GF ” SOITEC S.A.   “Supplier”   [***] Authorized Signature & Company Seal (if applicable) Authorized Signature & Company Seal (f applicable)   Jeffrey S. Lyon   Pierre Barnabé   Print Name Print Name   Senior Director   CEO   Title Title   Nov 28, 2022   Date   GlobalFoundries Dresden Module One LLC & Co KG (solely for orders and deliveries to GF Dresden and to the extent this Restated FD LTA Exhibit 3 – Amendment #1 applies to the Dresden PPA) “GF Dresden” Nov 28, 2022   Date       Authorized Signature & Company Seal (if applicable)   Yvonne Keil _ Print Name   Sr Director Global Supply Management  _ Title Nov 28, 2022  Date